HIGHLAND FUNDS I

POWER OF ATTORNEY

Highland Funds I and the undersigned Trustee constitutes and appoints each of Frank Waterhouse, Dave Klos, Dustin Norris and Lauren Thedford (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with or register any security issued by the Trust under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the U.S. Securities and Exchange Commission thereunder, with respect to the Registration Statement on Form N-14 as it relates to the reorganization of the Highland Socially Responsible Equity Fund, a series of Highland Funds II, with and into the NexPoint Merger Arbitrage Fund, a series of the Trust, including any and all pre- and post-effective amendments and exhibits thereto and any and all documents required to be filed with respect thereto, with the U.S. Securities and Exchange Commission or any other regulatory authority. The Board grants to each of said attorneys and agents full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trusts have caused this Power of Attorney to be executed in its name by its Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 28th day of October 2020.

/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

ATTEST

/s/ Lauren Thedford
Lauren Thedford
Secretary

TRUSTEE:

/s/ Dr. Bob Froehlich
Dr. Bob Froehlich

HIGHLAND FUNDS I

POWER OF ATTORNEY

Highland Funds I and the undersigned Trustee constitutes and appoints each of Frank Waterhouse, Dave Klos, Dustin Norris and Lauren Thedford (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with or register any security issued by the Trust under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the U.S. Securities and Exchange Commission thereunder, with respect to the Registration Statement on Form N-14 as it relates to the reorganization of the Highland Socially Responsible Equity Fund, a series of Highland Funds II, with and into the NexPoint Merger Arbitrage Fund, a series of the Trust, including any and all pre- and post-effective amendments and exhibits thereto and any and all documents required to be filed with respect thereto, with the U.S. Securities and Exchange Commission or any other regulatory authority. The Board grants to each of said attorneys and agents full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trusts have caused this Power of Attorney to be executed in its name by its Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 28th day of October 2020.

/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Accounting Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

ATTEST

/s/ Lauren Thedford
Lauren Thedford
Secretary

TRUSTEE:

/s/ John Honis
John Honis

HIGHLAND FUNDS I

POWER OF ATTORNEY

Highland Funds I and the undersigned Trustee constitutes and appoints each of Frank Waterhouse, Dave Klos, Dustin Norris and Lauren Thedford (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with or register any security issued by the Trust under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the U.S. Securities and Exchange Commission thereunder, with respect to the Registration Statement on Form N-14 as it relates to the reorganization of the Highland Socially Responsible Equity Fund, a series of Highland Funds II, with and into the NexPoint Merger Arbitrage Fund, a series of the Trust, including any and all pre- and post-effective amendments and exhibits thereto and any and all documents required to be filed with respect thereto, with the U.S. Securities and Exchange Commission or any other regulatory authority. The Board grants to each of said attorneys and agents full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trusts have caused this Power of Attorney to be executed in its name by its Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 28th day of October 2020.

/s/ Frank Watershouse
Frank Waterhouse Treasurer, Principal Accounting Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

ATTEST

/s/ Lauren Thedford
Lauren Thedford
Secretary

TRUSTEE:

/s/ Ethan Powell
Ethan Powell

HIGHLAND FUNDS I

POWER OF ATTORNEY

Highland Funds I and the undersigned Trustee constitutes and appoints each of Frank Waterhouse, Dave Klos, Dustin Norris and Lauren Thedford (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with or register any security issued by the Trust under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the U.S. Securities and Exchange Commission thereunder, with respect to the Registration Statement on Form N-14 as it relates to the reorganization of the Highland Socially Responsible Equity Fund, a series of Highland Funds II, with and into the NexPoint Merger Arbitrage Fund, a series of the Trust, including any and all pre- and post-effective amendments and exhibits thereto and any and all documents required to be filed with respect thereto, with the U.S. Securities and Exchange Commission or any other regulatory authority. The Board grants to each of said attorneys and agents full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trusts have caused this Power of Attorney to be executed in its name by its Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer and attested by its Secretary, and the undersigned Trustee has hereunto set his hand this 28th day of October 2020.

/s/ Frank Watershouse
Frank Waterhouse Treasurer, Principal Accounting Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer

ATTEST

/s/ Lauren Thedford
Lauren Thedford
Secretary

TRUSTEE:

/s/ Bryan Ward
Bryan Ward